Exhibit 10.25

Technical Services Agreement
[Chinese translation]

Between: EcoloCap Solutions Canada Inc. (EcoloCap)

740 St Maurice suite 102
Montreal QC H3C 1L5
Tel: 0015148763907              Fax: 0015148764080

And

LESHAN KINGSSUN GROUP CO., LTD. (“KINGSSUN”)
[Chinese translation]
Address:
[Chinese translation]

Telephone: 13881323888
Fax: 0833-4677818   Email [Chinese translation]
General manager [Chinese translation]  / Wang chun hua

Re: Technical services for CDM project: Huangdan Hydro-station
Technical Expansion & Automation Retrofit [Chinese translation]

Whereby EcoloCap Solutions (Canada) Inc. will perform for LESHAN KINGSSUN GROUP CO., LTD. (“KINGSSUN”)
necessary technical services for the validation of its CDM projects.
[Chinese translation]

In consideration of these services rendered as well as expenses incurred, EcoloCap shall be paid by KINGSSUN professional fees for this project and EcoloCap shall be paid a fee for its services which is calculated as follows:
[Chinese translation]

Amount paid = 12% x Net Revenues from CER [Chinese translation]

Net Revenues = Total validated quantity of CER multiplied by 9 Euro – 50,000 Euro (First year) [Chinese translation]

Net Revenues = Total validated quantity of CER multiplied by 9.5 Euro (following years) [Chinese translation]

EcoloCap shall be responsible for the preparation of these technical documents (PIN, PDD, etc.) and shall make best efforts to assist
KINGSSUN in the approval processes these projects by local authorities as well as by the DOE and the EB. All the expenses incurred above will be borne by EcoloCap.
[Chinese translation]

EcoloCap shall make best effort to help KINGSSUN to get financial participation of foreign investors in the Project.
[Chinese translation]

KINGSSUN shall pay EcoloCap the total amount of the above mentioned fee within working days after receiving the payment from EcoloCap of the sale of the CERs generated by this project.
[Chinese translation]

We agree to the above and acknowledge receiving a copy of this agreement. [Chinese translation]

Dated this 23rd day of October 2008
[Chinese translation]

EcoloCap Solutions (Canada) Inc.

Per: DR. TRI VU TRUONG
Dr. Tri Vu Truong
President & CEO

LESHAN KINGSSUN GROUP CO., LTD. (“KINGSSUN”)
[Chinese translation]

Per: WANG CHUN HUA
Mr. Wang chun hua
General Manager